United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the registrant ☒   Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PS BUSINESS PARKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

PS BUSINESS PARKS, INC.

Notice of Annual Meeting of Shareholders

May 3, 2005

The Annual Meeting of Shareholders of PS Business Parks, Inc., a California corporation, will be held at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California, on May 3, 2005, at 1:00 p.m., Los Angeles time, for the following purposes:

1.	To consider and vote upon a proposal to elect eight directors of the Company;

2.	To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and

3.	To consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

Only shareholders of record of the Company’s Common Stock at the close of business on March 23, 2005 will be entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting.

Please mark your vote on the enclosed proxy/instruction card, then date, sign and promptly mail the proxy/instruction card in the stamped return envelope included with these materials.

You are cordially invited to attend the meeting in person. If you do attend and you are a shareholder of record and have already signed and returned the proxy card, you may nevertheless change your vote at the meeting, in which case your proxy card will be disregarded. Therefore, whether or not you presently intend to attend the meeting in person, you are urged to mark your vote on the proxy card, date, sign and return it.

By Order of the Board of Directors

Edward A. Stokx, Secretary

Glendale, California

April 5, 2005

PS BUSINESS PARKS, INC.

701 Western Avenue

Glendale, California 91201-2349

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 3, 2005

GENERAL

This proxy statement (first mailed to shareholders on or about April 11, 2005) is furnished in connection with the solicitation by the board of directors of PS Business Parks, Inc. (the “Company”) of proxies for use at the Company’s annual meeting of shareholders to be held at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California at 1:00 p.m., Los Angeles time, on May 3, 2005 or at any adjournment or postponement of the meeting. The purposes of the meeting are (1) to consider and vote upon a proposal to elect eight directors of the Company; (2) to consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and (3) to consider such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

QUORUM AND VOTING

Record Date and Quorum

Only holders of record of Common Stock at the close of business on the record date of March 23, 2005 will be entitled to vote at the meeting, or at any adjournment or postponement of the meeting. On the record date, the Company had 21,877,772 shares of Common Stock issued and outstanding.

The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of whether a quorum exists, but will not affect the outcome of any vote.

Voting of Proxy/Instruction Card

Shares of the Company’s Common Stock represented by a proxy in the accompanying form, if the proxy is properly executed and is received by the Company before the voting, will be voted in the manner specified on the proxy. If no specification is made, the shares will be voted (1) FOR the election as directors of the nominees named hereinafter and (2) FOR ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm. The persons designated as proxies reserve full discretion to cast votes for other persons if any of the nominees become unavailable to serve. A proxy is revocable by delivering a subsequently signed and dated proxy or other written notice to the secretary of the Company at any time before its exercise. A proxy may also be revoked if the person executing the proxy is present at the meeting and chooses to vote in person.

If you participate in the PS 401(k)/Profit Sharing Plan (the “401(k) Plan”), your proxy will serve as a voting instruction for the trustee of the 401(k) Plan (the “Trustee”) with respect to the amount of shares of Common Stock credited to your account as of the record date. If you provide voting instructions via your proxy/instruction card with respect to shares in the 401(k) Plan, the Trustee will vote those shares of Common Stock in the manner specified. The Trustee will vote any shares for which it does not receive instructions in the same proportion as the shares for which voting instructions have been received, unless the Trustee is required by law to exercise its discretion in voting such shares.

With respect to the election of directors, each holder of Common Stock on the record date is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in the holder’s name on the record date. The holder may cumulate its votes for directors by casting all of its votes for one candidate or by distributing its votes among as many candidates as it chooses. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. The eight candidates who receive the most votes will be elected directors of the Company. A proxy will confer discretionary authority to cumulate votes selectively among the nominees as to which authority to vote has not been withheld. In voting upon proposal (2) and any other proposal that might properly come before the meeting, each holder of Common Stock is entitled to one vote for each share registered in its name. The number of votes required to approve proposal (2) is set forth in the description of that proposal in the proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Eight directors, constituting the entire Board of Directors, are to be elected at the annual meeting of shareholders, to hold office until the next annual meeting and until their successors are elected and qualified. When the accompanying proxy is properly executed and returned to the Company before the voting, the persons named in the proxy and/or the Trustee will vote the shares represented by the proxy as indicated on the proxy. If any nominee below becomes unavailable to serve before the meeting, the shares represented by any proxy voting for that nominee will be voted for the person, if any, designated by the Board of Directors to replace the nominee. However, the Board of Directors has no reason to believe that any nominee will be unavailable.

Required Vote

The election of directors requires a plurality of votes cast. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

The Board recommends you vote FOR the election of all eight nominees for director.

Nominees for Director

The following persons are nominees for director:

Name	Age	Director Since
Ronald L. Havner, Jr.	47	1998
Joseph D. Russell, Jr.	45	2003
Harvey Lenkin	68	1998
Vern O. Curtis	70	1990
Arthur M. Friedman	69	1998
James H. Kropp	56	1998
Alan K. Pribble	62	1998
Jack D. Steele	81	1990

Each of these nominees has been approved by the Company’s Nominating/Corporate Governance Committee and by a majority of the independent directors of the Company.

Ronald L. Havner, Jr. has been the Vice-Chairman, Chief Executive Officer and a director of Public Storage, Inc. (“PSI”), an affiliate of the Company since November 2002. Mr. Havner has been Chairman of the Company since March 1998. He served as Chief Executive Officer of the Company from March 1998 until August 2003 and President of the Company from March 1998 to September 2002. He is a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. (NAREIT) and a director of Business Machine Security, Inc., The Mobile Storage Group and UnionBanCal Corporation and its primary subsidiary, Union Bank of California, N.A.

Joseph D. Russell, Jr. has been Chief Executive Officer and a director of the Company since August 2003 and President of the Company since September 2002. Before joining the Company, Mr. Russell had been employed by Spieker Partners for more than ten years, becoming an officer of Spieker Properties when it became a publicly held REIT in 1993. When Spieker Properties merged with Equity Office Properties in 2001, Mr. Russell was President of Spieker Properties’ Silicon Valley Region. In 2002, Mr. Russell was a member of the Board and past President of the Silicon Valley Chapter of the National Association of Industrial and Office Properties.

Harvey Lenkin became a director of the Company in March 1998 and was President of the Company from its inception in 1990 until March 1998. Mr. Lenkin has been employed by PSI and its predecessor for 27 years and has been President and a director of PSI since November 1991. Mr. Lenkin is a director of Paladin Realty Income Properties I, Inc. and a director of Huntington Memorial Hospital, Pasadena, California and a former member of the Executive Committee of the Board of Governors of NAREIT.

Vern O. Curtis, Chairman of the Audit Committee, is a private investor. Mr. Curtis has been a director of the Company since its inception in 1990. Mr. Curtis is also a trustee of the Pimco Funds, and Pimco Variable Annuity Trust, a group of 77 mutual funds, and a director of Pimco Commercial Mortgage Securities Trust, Inc., a closed-end mutual fund listed on the NYSE. Mr. Curtis was Dean of Business School of Chapman College from 1988 to 1990 and President and Chief Executive Officer of Denny’s, Inc. from 1980 to 1987.

Arthur M. Friedman, a member of the Audit Committee, became a director of the Company in March 1998. Mr. Friedman, a certified public accountant, has been an independent business and tax consultant since September 1995. He was a partner of Arthur Andersen from 1968 until August 1995. During his 38-year career in public accounting, he specialized in tax consultation. He was a member of the Andersen Board of Partners from 1980-1988.

James H. Kropp, Chairman of the Compensation Committee and a member of the Nominating/Corporate Governance Committee, became a director of the Company in March 1998. Mr. Kropp has been portfolio manager of Realty Enterprise Funds since 1998. He served as a managing director of Christopher Weil & Company, Inc. (“CWC”), a securities broker-dealer and registered investment adviser, from April 1995 to 2004. He is a member of the American Institute of Certified Public Accountants and the National Association of Real Estate Investment Trusts and a director of Truststreet Properties, Inc. and Madison Park Real Estate Investment Trust.

Alan K. Pribble, Chairman of the Nominating/Corporate Governance Committee and a member of the Compensation Committee, became a director of the Company in March 1998. He has been an independent business consultant since June 1997. Mr. Pribble was employed by Wells Fargo Bank, N.A. for 30 years until June 1997. He was a Senior Vice President of Wells Fargo from 1984 until June 1997. In 1992, Mr. Pribble opened a commercial finance division for Wells Fargo and was involved in its operations until June 1997. From 1988 until 1992, he was a Senior Vice President and Regional Manager, and from 1984 until 1988, Mr. Pribble was a Senior Credit Officer, for Wells Fargo.

Jack D. Steele, a member of the Audit Committee, has been a director of the Company since its inception in 1990. Dr. Steele is also a director of M.C. Gill and a member of the Advisory Board of Clark Consulting Company. Dr. Steele is a business consultant. Dr. Steele was Chairman - Board Services of Korn/Ferry International from 1986 to 1988 and Dean of School of Business and Professor at the University of Southern California from 1975 to 1986.

Directors and Committee Meetings

During 2004, the Board of Directors held five meetings (and acted twice by unanimous written consent), the Audit Committee held five meetings and the Compensation Committee held six meetings (and acted twice by unanimous written consent). During 2004, each of the directors attended at least 75% of the meetings held by the Board of Directors or, if a member of a committee of the Board of Directors, held by both the Board of Directors and all committees of the Board of Directors on which he served. Directors are encouraged to attend meetings of shareholders. All of the directors attended the last annual meeting of shareholders.

Vern O. Curtis (chairman), Arthur M. Friedman and Jack D. Steele comprise the Audit Committee. Mr. Curtis is the chairman of the audit committee of four other public companies. The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of (1) the integrity of the Company’s financial statements, (2) compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the independent registered public accounting firm, and (4) the scope and results of internal audits, the Company’s internal controls over financial reporting and the performance of the Company’s internal audit function. Among other things, the Audit Committee appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; prepares the Audit Committee report for inclusion in the annual proxy statement; and annually reviews its charter and performance. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A. This charter was modified by the Board of Directors in February 2005 to take into account recent regulatory changes. The Board of Directors has determined that the Chairman of the Audit Committee, Vern O. Curtis, qualifies as an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission.

The Compensation Committee consists of James H. Kropp (Chairman) and Alan K. Pribble. The primary functions of the Compensation Committee are (1) to determine, either as a committee or together with other independent directors, the compensation of the Company’s chief executive officer, (2) to determine the compensation of other executive officers and (3) to administer the Company’s stock option and incentive plans.

In February 2005, the Board established a Nominating/Corporate Governance Committee, and although the Committee does not yet have a written charter, the Board expects to finalize a written charter shortly. The current members of the Nominating/Corporate Governance Committee are Alan K. Pribble (Chairman) and James H. Kropp. The primary functions of the Nominating/Corporate Governance Committee are (1) to evaluate and make recommendations to the Board for director nominees for each annual shareholder meeting or to fill any vacancy on the Board and (2) to develop a set of corporate governance principles applicable to the Company and to review and assess the adequacy of those guidelines on an ongoing basis and recommend any changes to the Board.

The Board of Directors has determined that (1) each of the Company’s directors, other than Ronald L. Havner, Jr., Joseph D. Russell, Jr. and Harvey Lenkin, and (2) each member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee has no material relationship with the Company and qualifies as “independent,” as defined in the rules of the American Stock Exchange. The Company’s independent directors meet without the presence of the non-independent directors and management. These meetings are held at least annually and more often upon the request of any independent director.

The Board of Directors has adopted a code of Business Conduct Standards, applicable to directors, officers, and employees. The Board has also adopted a Code of Ethics for its senior financial officers. The Code of Ethics covers those persons serving as the Company’s principal executive officer, principal financial officer and principal accounting officer, currently Joseph D. Russell, Jr. and Edward A. Stokx. The Company’s Business Conduct Standards, Code of Ethics, and the charter of the Audit Committee are available on the Company’s website, www.psbusinessparks.com or, upon written request, to the Company’s Investor Services Department, 701 Western Avenue, Glendale, California 91201.

Consideration of Candidates for Director

Shareholder recommendations. The policy of the Board is to consider properly submitted shareholder recommendations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” Under this policy, shareholder recommendations may only be submitted by a shareholder entitled to submit shareholder proposals under the SEC rules. Any shareholder recommendations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee’s name and qualifications for Board membership, including the information required under Regulation 14A under the Securities and Exchange Act of 1934, and should be addressed to:

Secretary

PS Business Parks, Inc.

701 Western Avenue

Glendale, California 91201

Recommendations should be submitted in the time frame described in this Proxy Statement under “Deadlines for Receipt of Shareholder Proposals for Consideration at 2006 Annual Meeting”.

Director Qualifications. Members of the Board should have high professional and personal ethics and values. They should have broad experience at the policy-making level in business or other relevant experience. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders. Directors are expected, within three years of election, to own at least $100,000 of Common Stock of the Company.

Identifying and Evaluating Nominees for Directors. The Nominating/Corporate Governance Committee was established in February 2005, in part, to be responsible for director nominee functions that were previously handled by all the independent directors. The Nominating/Corporate Governance Committee expects to utilize a variety of methods for identifying and evaluating nominees for directors. The Nominating/Corporate Governance Committee intends to regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee intends to consider various potential candidates for director. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at meetings of the Nominating/Corporate Governance Committee and may be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee intends to consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating/Corporate Governance Committee prior to the issuance of the proxy statement for the annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials will be forwarded to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee also anticipates reviewing materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such recommendations, the Nominating/Corporate Governance Committee expects to seek to achieve a balance of knowledge, experience and capability on the Board.

All of the nominees for election to the Board this year were elected to the Board at last year’s annual meeting of shareholders.

Communications with the Board of Directors.

The Company provides a process by which shareholders may communicate with the Board of Directors. Any shareholder communication to the Board should be addressed to:

Board of Directors

c/o Secretary

PS Business Parks, Inc.

701 Western Avenue

Glendale, California 91201

Communications that are intended for a specified individual director or group of directors should be addressed to the director(s) c/o Secretary at the above address and will be forwarded to the director(s).

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of the dates indicated with respect to persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock:

	Shares of Common Stock Beneficially Owned
Name and Address	Number of Shares	Percent of Class
Public Storage, Inc. (“PSI”), PS Texas Holdings, Ltd., PS GPT Properties, Inc. 701 Western Avenue, Glendale, California 91201-2349 (1)	5,418,273	24.8%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109 (2)	1,665,100	7.6%

Heitman Real Estate Securities LLC 180 North La Salle Street, Suite 3600 Chicago, Illinois 60601 (3)	1,573,292	7.2%

JPMorgan Chase & Co. 270 Park Avenue New York, New York 10017 (4)	1,548,373	7.1%

Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, New York 10017 (5)	1,471,575	6.7%

(1)	This information is as of March 23, 2005. The reporting persons listed above have filed a joint Schedule 13D, amended as of September 3, 1998. The 5,418,273 shares of Common Stock beneficially owned by the reporting persons include (i) 5,151,567 shares as to which PSI has sole voting and dispositive power and (ii) 266,706 shares held of record by PS Texas Holdings, Ltd., a Texas limited partnership, as to which (a) PS GPT Properties, Inc., the sole general partner of PS Texas Holdings, Ltd. and a wholly-owned subsidiary of PSI, and (b) PSI, share voting and dispositive power.

The 5,418,273 shares of Common Stock in the above table does not include 7,305,355 units of limited partnership interest in PS Business Parks, L.P. (“Units”) held by PSI and affiliated partnerships which (pursuant to the terms of the agreement of limited partnership of PS Business Parks, L.P.) are redeemable by the holder for cash or, at the Company’s election, for shares of the Company’s Common Stock on a one-for-one basis. Upon conversion of the Units to Common Stock, PSI and its affiliated partnerships would own 43.7% of the Common Stock (based upon the Common Stock outstanding at March 23, 2005 and assuming such conversion).

(2)	This information is as of December 31, 2004 (except that the percent shown in the table is based on the Common Stock outstanding at March 23, 2005) and is based on a Schedule 13G filed on February 14, 2005 by Wellington Management Company, LLP, as investment adviser of its clients with shared dispositive powers with respect to 1,643,000 shares of Common Stock and shared voting power with respect to 1,214,900 shares.

(3)	This information is as of December 31, 2004 (except that the percent shown in the table is based on the Common Stock outstanding at March 23, 2005) and is based on a Schedule 13G filed on February 11, 2005 by Heitman Real Estate Securities LLC pursuant to which Heitman reported sole dispositive power with respect to 1,573,292 shares of Common Stock and sole voting power with respect to 1,105,460 shares. Heitman Real Estate Securities LLC serves as sub-investment or investment adviser to, and has been given dispositive power, as to these securities by the Heitman REIT Fund, a Series of PBHG Funds Trust, the Penn Series Funds, Inc. REIT Fund, the Old Mutual Advisor Funds and 3,966 separate account clients.

(4)	This information is as of December 31, 2004 (except that the percent shown in the table is based on the Common Stock outstanding at March 23, 2005) and is based on a Schedule 13G filed on February 11, 2005 by JPMorgan Chase & Co. on behalf of itself and its wholly owned subsidiaries, JPMorgan Chase Bank, NA and J.P. Morgan Investment Management Inc., to report beneficial ownership of 1,548,373 shares; sole voting power with respect to 1,071,300 shares; shared voting power with respect to 431,873 shares; sole dispositive power with respect to 1,104,400 shares; and shared dispositive power with respect to 431,873 shares.

(5)	This information is as of December 31, 2004 (except that the percent shown in the table is based on the Common Stock outstanding at March 23, 2005) and is based on a Schedule 13G filed on February 16, 2005 by Third Avenue Management LLC reporting beneficial ownership and sole voting and dispositive power with respect to 1,471,575 shares of Common Stock.

Security Ownership of Management

The following table sets forth information as of the dates indicated concerning the beneficial ownership of Common Stock of each director of the Company, the Company’s Chief Executive Officer, the other four most highly compensated persons who were executive officers of the Company on December 31, 2004 and all directors and executive officers as a group:

Shares of Common Stock: Beneficially Owned (excluding options)(1) Shares Subject to Options(2)
Name	Number of Shares		Percent
Ronald L. Havner, Jr.	69,598 125,036	(1)(3) (2)	.3 .6	% %

194,634.9%

Joseph D. Russell, Jr.	2,000 40,000	(1) (2)	.2	* %

42,000.2%

Harvey Lenkin	1,552 4,066	(1)(4) (2)		* *

	5,618			*

Vern O. Curtis	10,000 4,066	(1) (2)		* *

	14,066			*

Arthur M. Friedman	4,500 9,066	(1)(5) (2)		* *

	13,566			*

James H. Kropp	4,491 9,066	(1) (2)		* *

	13,557			*

Alan K. Pribble	4,124 1,067	(1) (2)		* *

	5,191			*

Jack D. Steele	5,100 6,066	(1) (2)		* *

	11,166			*

	Shares of Common Stock: Beneficially Owned (excluding options)(1) Shares Subject to Options(2)
Edward A. Stokx	9,000	(2)		*

				*

John W. Petersen	—			* *

				*

Stephen S. King	6,397 41,000	(1) (2)	.2	* %

	47,397.2%

M. Brett Franklin	959 18,500	(1) (2)	.1	* %

	19,459.1%

Joseph E. Miller	342 3,000	(1) (2)		* *

	3,342			*

All Directors and Executive Officers as a Group (17 persons)	112,741 310,435	(1)(3)(4)(5) (2)	.5 1.4	% %

	423,176		1.9%

*	Less than 0.1%

(1)	Represents shares of Common Stock beneficially owned as of March 15, 2005. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Includes shares credited to the accounts of the executive officers of the Company that are held in the 401(k) Plan. Does not include restricted stock units described in note (1) to the summary compensation table under “Compensation — Compensation of Executive Officers” unless such units would vest within 60 days of February 28, 2005.

(2)	Represents options exercisable within 60 days of February 28, 2005 to purchase shares of Common Stock.

(3)	Includes 500 shares held by a custodian of an IRA for Mr. Havner’s spouse as to which she has investment power. Does not include shares owned by Public Storage, Inc. (“PSI”) as to which Mr. Havner disclaims beneficial ownership. Mr. Havner is the vice-chairman and chief executive officer of PSI. See “Security Ownership of Certain Beneficial Owners” above.

(4)	Includes 173 shares as to which Mr. Lenkin’s spouse has investment power. Does not include shares owned by PSI as to which Mr. Lenkin disclaims beneficial ownership. Mr. Lenkin is the president and a director of PSI. See “Security Ownership of Certain Beneficial Owners” above.

(5)	Includes 4,000 shares held by Mr. Friedman and his spouse as trustees of the Friedman Family Trust as to which they share investment power.

The Company has outstanding a class of preferred stock, consisting of various series of non-voting preferred stock. Jack D. Steele owns 1,000 depositary shares (as to which he shares investment power), and the directors and executive officers as a group own a total of 1,000 shares, representing less than 1% of the outstanding shares.

COMPENSATION

Compensation of Executive Officers

The following table sets forth certain information concerning the annual and long-term compensation paid to the Company’s Chairman of the Board, the Company’s Chief Executive Officer and the other four most highly compensated persons who were executive officers of the Company on December 31, 2004 (the “Named Executive Officers”) for 2004, 2003 and 2002.

Summary Compensation Table

		Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation(1)			Restricted Stock Unit Awards ($)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Joseph D. Russell, Jr.(4) President and Chief Executive Officer	2004 2003 2002	300,000 250,000 62,500	(5)	280,000 250,000 63,300	(6)	$	— — 120,000	(7)	599,000 — —	— — 100,000	16,600 6,000 —

Edward A. Stokx Executive Vice President and Chief Financial Officer	2004 2003	195,000 8,875	(8)	85,000 —			— —		— —	— 45,000	—

John W. Petersen Executive Vice President and Chief Operating Officer	2004	18,750	(9)	100,000			(7)		182,000	50,000	1,160

Stephen S. King Executive Vice President and Chief Administrative Officer	2004 2003 2002	166,667 150,000 150,000		105,847 83,400 65,500			— — —		176,800 63,000 —	— 15,000 —	17,605 14,300 11,800

M. Brett Franklin Senior Vice President, Acquisitions and Dispositions	2004 2003 2002	130,000 110,000 102,500		91,650 163,000 96,687			— — —		74,200 63,300 69,500	— 15,000 —	15,604 14,932 11,179

Joseph E. Miller Senior Vice President, Chief Financial Officer, Operations	2004 2003 2002	148,517 123,333 120,000		70,000 57,000 36,507			— — —		88,400 63,300 —	5,000 10,000 —	17,605 8,320 915

(1)	In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate of such perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year.

(2)

Represents the value of grants of restricted stock units made under the 2003 Stock Option and Incentive Plan (with the value of one restricted stock unit deemed equivalent to the value of one share of Common Stock and based on the closing price of the Common Stock on the American Stock Exchange on the date of grant). The restricted stock units set forth in this table vest 20% on each of the second, third, fourth, fifth and sixth anniversary of the date of grant. On each vesting date, the holder will receive shares of Common Stock representing the applicable percentage of the total number of restricted stock units granted. Holders of restricted stock units receive payments equal to the dividends that would have been paid on an equivalent number of shares of Common Stock. The grants of restricted stock units do not entitle the holders to any voting rights. As of December 31, 2004, the total holdings of restricted stock units of the Named Executive Officers and the market value of such holdings (with the value of one unit deemed equivalent to the value of one share of Common Stock on the American Stock Exchange on December 31, 2004) were as follows: Mr. King – 9,500 restricted stock units ($428,450), Mr. Petersen – 4,000 restricted stock units ($180,400), Mr. Russell – 15,000 restricted stock units ($676,500), Mr. Miller – 4,000 restricted stock units ($180,400) and Mr. Franklin – 8,200 restricted stock units ($369,820).

(3)	Includes Company contributions to the 401(k) Plan of $6,150 in 2004 and $6,000 in 2003 for Messrs. Russell, King, Franklin and Miller, and 2002 contributions of $6,000 to Messrs. Russell and King, $4,199 to Mr. Franklin and $915 to Mr. Miller. All other payments consist of dividend equivalent payments based on ownership of restricted stock units.
(4)	Mr. Russell became Chief Executive Officer in August 2003.
(5)	For the period September 30, 2002 through December 31, 2002.
(6)	Represents the value of 2,000 shares of Common Stock based on the closing price of the Common Stock on January 10, 2003, the date of issue.
(7)	The Company has agreed to reimburse up to $100,000 of Mr. Petersen’s relocation costs. No amounts were paid in 2004.
(8)	For the period December 15, 2003, the date Mr. Stokx joined the Company, through December 31, 2003.
(9)	For the period December 1, 2004, the date Mr. Petersen joined the Company, through December 31, 2004.

The following table sets forth certain information relating to options to purchase shares of Common Stock granted during 2004 to the Named Executive Officers.

Option Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
					5%	10%
Joseph D. Russell, Jr.	—	—	—	—	—	—
Edward A. Stokx	—	—	—	—	—	—
John W. Petersen	50,000	55.6%	$45.51	12/01/14	$1,431,000	$3,627,000
Stephen S. King	—	—	—	—	—	—
M. Brett Franklin	—	—	—	—	—	—
Joseph E. Miller	5,000	5.6%	$44.20	3/15/04	$139,000	$352,000

The options granted in 2004 become exercisable in five equal installments beginning on the first anniversary of the date of grant and have a term of ten years.

The following table sets forth certain information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the- Money Options at December 31, 2004(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph D. Russell, Jr.	—	—	40,000	60,000	$430,400	$645,600
Edward A. Stokx	—	—	9,000	36,000	43,200	172,800
John W. Petersen	—	—	—	50,000	—	—
Stephen S. King	30,000	546,371	38,000	12,000	683,970	161,280
M. Brett Franklin	—	—	15,500	12,000	271,445	161,280
Joseph E. Miller	5,334	60,768	—	13,000	—	112,020

(1)	Based on closing price of $45.10 per share of Common Stock on December 31, 2004, as reported by the American Stock Exchange. On April 1, 2005, the closing price per share of Common Stock as reported by the American Stock Exchange was $39.95.

Compensation of Directors

Each of the Company’s directors, other than Ronald L. Havner, Jr., Joseph D. Russell, Jr., and Harvey Lenkin, receives directors’ fees of $20,000 per year plus $1,000 for each meeting attended in person and $500 for each telephonic meeting. In addition, the Chairman of the Audit Committee receives $2,500 per year, and each member of the Audit Committee receives $1,000 for each meeting of the Audit Committee attended in person and $500 for each telephonic meeting. Each member of the Compensation Committee receives $1,000 for each meeting of the Compensation Committee attended in person and $500 for each telephonic meeting. The policy of the Company is to reimburse directors for reasonable expenses. The Board has not yet established the compensation for the Nominating/Corporate Governance Committee which was established in February 2005 and anticipates setting the compensation in May 2005. At the present time, the members of the Nominating/Corporate Governance Committee have received no compensation for such service.

Each of the Company’s directors who receives directors’ fees (“Outside Directors”) also receives automatic grants of options under the 2003 Stock Option and Incentive Plan (the “2003 Plan”), and Joseph D. Russell, Jr. is eligible to receive discretionary grants of options and restricted stock under the 2003 Plan. Under the 2003 Plan, each new Outside Director is, upon the date of his or her initial election to serve as an Outside Director, automatically granted a non-qualified option to purchase 10,000 shares of Common Stock. In addition, after each annual meeting of shareholders, each Outside Director then duly elected and serving is automatically granted, as of the date of such annual meeting, a non-qualified option to purchase 2,000 shares of Common Stock.

Each non-employee director of the Company receives, upon retirement as a director of the Company, 1,000 shares of Common Stock for each full year of service as a director of the Company up to a maximum of 5,000 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of James H. Kropp and Alan K. Pribble, neither of whom is or has ever been an employee of the Company. No executive officer of the Company serves on the compensation committee or board of directors of any other entity which has an executive officer who also serves on the Compensation Committee or Board of Directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loan from PSI. The properties in which the Company has an equity interest are generally owned by PS Business Parks, L.P. As of December 31, 2004, the Company owned approximately 75% of the Operating Partnership’s common partnership units (the “Operating Partnership”). The remaining common partnership units were owned by PSI. In December 2003, the Operating Partnership borrowed a total of $100 million from PSI for property acquisitions. The loan was repaid during the first quarter of 2004. The loan bore interest at 1.45% per year and was approved by the Company’s disinterested directors.

Management Agreement with Affiliates. The Operating Partnership operates industrial, retail and office facilities for PSI and partnerships and joint ventures of which PSI is a general partner or joint venturer (“Affiliated Entities”) pursuant to a management agreement under which PSI and the Affiliated Entities pay to the Operating Partnership a fee of 5% of the gross revenues of the facilities operated for PSI and the Affiliated Entities. During 2004, PSI and the Affiliated Entities paid fees of $562,000 to the Operating Partnership pursuant to that management agreement. As to facilities directly owned by PSI, the management agreement has a seven-year term with the term being automatically extended for one year on each anniversary date (thereby maintaining a seven-year term) unless either party (PSI or the Operating Partnership) notifies the other that the management agreement is not being extended, in which case it expires, as to such facilities, on the first anniversary of its then scheduled expiration date. As to facilities owned by the Affiliated Entities, the management agreement may be terminated as to such facilities upon 60 days’ notice by PSI (on behalf of the Affiliated Entity) and upon seven years’ notice by the Operating Partnership.

Cost Sharing Arrangements with Affiliates. Under a cost sharing and administration services agreement, the Company shares the cost of certain administrative services with PSI and its affiliates. During 2004, the Company’s share of these costs totaled $340,050.

The Company has a 4.0% interest in STOR-Re Mutual Insurance Corporation (“STOR-Re”), which was formed in 1994 as an association captive insurance company and is controlled by PSI. STOR-Re and third party insurance carriers have provided the Company and PSI and its affiliates with liability and casualty insurance coverage. For the period January 1—March 31, 2004, STOR-Re billed the Company approximately $522,000 in premiums and billed the Company an additional approximately $389,000 to reimburse STOR-Re for the Company’s share of premiums paid by STOR-Re to third party insurance carriers. The Company obtained own liability and casualty insurance covering occurrences after April 1, 2004 from an independent third-party provider. For occurrence before April 1, 2004, STOR-Re will continue to provide the Company with liability and casualty insurance coverage consistent with prior practice.

Purchases of Restricted Stock Units from Executives. During 2004, the Company purchased 1,500 vested restricted stock units from Stephen S. King for $66,300; 600 vested restricted stock units from William McFaul for $26,520; and 600 vested restricted stock units from M. Brett Franklin for $26,850. The purchase price for each of these transactions was based on the market price for shares of common stock of the Company on the repurchase date. Messrs. King, McFaul and Franklin were executive officers of the Company at the time of the transactions.

Executive Payments. Ronald L. Havner, Jr. is currently Chairman of the Board and was Chairman and Chief Executive Officer of the Company prior to August 2003. During 2004, Mr. Havner received $50,000 from the Company for certain executive services and was paid $50,000 for accrued vacation. It is not expected that the Company will pay Mr. Havner compensation for executive services or employee benefits during 2005.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee (the “Committee”) is composed entirely of independent directors and has furnished the following report on executive compensation for fiscal 2004.

Executive Compensation Philosophy. The Company pays its executive officers compensation the Committee deems appropriate in view of the nature of the Company’s business, the performance of individual executive officers, and the Company’s objective of providing incentives to its executive officers to achieve a level of individual and Company performance that will maximize the value of shareholders’ investment in the Company. To those ends, the Company’s compensation program consists of payment of a base salary and, potentially, bonus compensation, and making incentive awards of options to purchase Common Stock and restricted stock units. Grants of options and restricted stock units to executive officers are made under the 2003 Stock Option and Incentive Plan (the “2003 Plan”).

Cash Compensation. Base salary levels are based generally on market compensation rates and each individual’s role in the Company. The Committee determines market compensation rates by reviewing public disclosures of compensation paid to executive officers by other REITs of comparable size and market capitalization. Some of the REITs whose executive compensation the Committee considered in establishing the compensation it pays to executive officers are included in the NAREIT Equity Index referred to below under the caption “Stock Price Performance Graph.” Generally, the Committee seeks to compensate Company executives at levels consistent with the middle of the range of amounts paid by REITs deemed comparable by the Committee. Individual salaries may vary based on the experience and contribution to overall corporate performance by a particular executive officer.

The Committee believes annual cash bonuses are an important method of rewarding executive officers commensurate with the Company’s performance, departmental performance and individual performance. Payment of the target bonus amounts was based primarily on each executive officer’s achievement of individualized quantitative financial and operational goals related to the activities he managed. Mr. Russell’s bonus of $280,000 for 2004 was determined to be appropriate based on a review of total compensation paid to the chief executive officers of other comparable REITs, a review of the change in the Company’s NAV per share and FFO per share compared to the change in NAV per share and FFO per share of comparable REITs, and the total stock market return to shareholders compared to comparable REITs. The Committee also considered the services rendered by Mr. Russell for the Company during 2004, including his contribution to increases in shareholder returns, the Company’s strategic planning, capital market activities, real estate acquisitions, day-to-day operations, and hiring activities. The Committee considered these factors, as well as compensation paid to executive officers by REITs deemed comparable by the Committee, as the basis for increasing Mr. Russell’s base salary to $350,000, effective July 1, 2004.

Equity-Based Compensation. The Committee believes that Company executive officers should have an incentive to improve the Company’s performance by having an ongoing stake in the success of the Company’s business. The Committee seeks to create this incentive with awards of restricted stock units to its executive officers. Restricted stock units entitle the holder to receive shares of Common Stock at a specified vesting date. Restricted stock units increase in value as the value of the Common Stock increases, and vest over time provided that the executive officer remains in the employ of the Company. Accordingly, awards of restricted stock units serve the Company’s objectives of retaining its executive officers and motivating them to advance the interests of the Company and its shareholders. The number of restricted stock units granted to individual executive officers during 2004 was based on a number of factors, including seniority and individual performance. During 2004, 15,000 restricted stock units were awarded to Mr. Russell and to other Named Executive Officers as reflected above in the table captioned “Summary Compensation Table”.

The Committee has also granted certain executive officers stock options that have an exercise price of not less than 100% of the fair market value of the underlying stock on the date of grant, so that the executive officer may not profit from the option unless the price of the Common Stock increases. Options granted by the Company also are designed to help the Company retain executive officers in that options are not exercisable at the time of grant, and achieve their maximum value only if the executive remains in the Company’s employ for a period of years. Options were granted to the Named Executive Officers during 2004 as reflected above in the table captioned “Option Grants in

Last Fiscal Year.” The number of options granted to individual executive officers is based on a number of factors, including seniority, individual performance, and the number of options previously granted to such executive officer.

COMPENSATION COMMITTEE
James H. Kropp (Chairman)
Alan K. Pribble

STOCK PRICE PERFORMANCE GRAPH

The graph set forth below compares the yearly change in the cumulative total shareholder return on the Common Stock of the Company for the five-year period ended December 31, 2004 to the cumulative total return of the American Stock Exchange Composite Index Market Cap-Weight (“AMEX Index”) and the National Association of Real Estate Investment Trusts Equity Index (“NAREIT Equity Index”) for the same period (total shareholder return equals price appreciation plus dividends). The stock price performance graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 on December 31, 1999 and that all dividends were reinvested. The stock price performance shown in the graph is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return

PS Business Parks, Inc., AMEX Index and NAREIT Equity Index

December 31, 1999 - December 31, 2004

AUDIT COMMITTEE REPORT

The Board of Directors believes that each of the directors comprising the Audit Committee of the Board of Directors of the Company qualifies as independent under the rules of the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors in May 2000 and was amended and restated in February 2005 (Exhibit A). The members of the Audit Committee are Vern O. Curtis (Chairman), Arthur M. Friedman and Jack D. Steele. Under authority granted by the Board of Directors, the Audit Committee appoints the Company’s independent registered public accounting firm and approves the audit and non-audit services furnished by the Company’s independent registered public accounting firm. The Audit Committee also has the authority to consult outside legal, accounting or other advisors as the Audit Committee deems necessary.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met with management and the Ernst & Young LLP, the Company’s independent registered accounting firm and has reviewed and discussed with them the audited consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence. In addition, the Audit Committee has considered whether the independent registered accounting firm’s provision of non-audit services to the Company is compatible with the firm’s independence.

Based on the foregoing and the Audit Committee’s discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Vern O. Curtis (Chairman)
Arthur M. Friedman
Jack D. Steele

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors, under authority granted by the Board of Directors, has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

The Company’s bylaws do not require that shareholders ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The Company is asking its shareholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the shareholders do not ratify the appointment of Ernst & Young LLP the Audit Committee will reconsider whether or not to retain Ernst & Young LLP as the Company’s independent registered public accounting firm, but may determine to do so. Even if the appointment of Ernst & Young LLP is ratified by the shareholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders.

It is anticipated that representatives of Ernst & Young LLP, which has acted as the independent registered public accounting firm for the Company since the Company’s organization in 1990, will be in attendance at the 2005 annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to any appropriate inquiries of the shareholders or their representatives.

Fees Billed to the Company by Ernst & Young LLP for 2003 and 2004

The following table shows the fees billed or expected to be billed to the Company by Ernst & Young for audit and other services provided for fiscal 2004 and 2003:

	2004	2003
Audit Fees (1)	$468,000	$215,000
Audit-Related Fees(2)	0	5,000
Tax Fees (3)	143,000	141,000
All Other Fees	0	0

Total	$611,000	$361,000

(1)	Audit Fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements, review of the quarterly financial statements included in the Company’s quarterly reports on Form 10-Q, services in connection with the Company’s registration statements and securities offerings, and services provided in connection with Ernst& Young’s audit of the effectiveness of the Company’s internal control over financial reporting.
(2)	Audit-related services were provided by Ernst & Young for the audit of an affiliated joint venture.
(3)	During 2003 and 2004, all of the tax services consisted of federal and state income tax return preparation.

The Audit Committee has adopted a pre-approval policy relating to the Company’s independent registered public accounting firm. Under this policy, the Audit Committee of the Company pre-approved all services performed by Ernst & Young LLP, including those listed above. At this time the Audit Committee has not delegated pre-approval authority to any member or members of the Audit Committee.

Required Vote

Ratification of the appointment of Ernst & Young LLP requires approval by a majority of the votes represented at the meeting and entitled to vote. For these purposes, an abstention or broker non-vote will not be treated as a vote cast.

The Board of Directors recommends that you vote FOR this proposal.

ANNUAL REPORT

The Company has filed, for its fiscal year ended December 31, 2004, an Annual Report on Form 10-K with the Securities and Exchange Commission, together with applicable financial statements and schedules thereto. A copy of the Annual Report on Form 10-K with certain exhibits is included in the 2004 Annual Report mailed to stockholders together with this proxy statement. The Annual Report on Form 10-K may also be found on the Company’s website, psbusinessparks.com. The Company will furnish without charge upon written request of any shareholder as of March 23, 2005 another copy of the 2004 Form 10-K, including financial statements and any schedules. Upon written request and payment of a copying charge of 15 cents per page, the Company will also furnish to any shareholder a copy of the exhibits to the Annual Report. Requests should be addressed to: Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.

EXPENSES OF SOLICITATION

The Company will pay the cost of soliciting Proxies. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its affiliates may solicit the return of Proxies by telephone, telegram, personal interview or otherwise. The Company may also reimburse brokerage firms and other persons representing the beneficial owners of the Company’s stock for their reasonable expenses in forwarding proxy solicitation materials to such beneficial owners. Shareholder Communications Corporation, New York, New York may be retained to assist the Company in the solicitation of Proxies, for which Shareholder Communications Corporation would receive normal and customary fees and expenses from the Company estimated at $8,000.

DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR

CONSIDERATION AT 2006 ANNUAL MEETING

Any proposal that a shareholder wishes to submit for inclusion in the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders (“2006 Proxy Statement”) pursuant to Securities and Exchange Commission Rule 14a-8 must be received by the Company no later than December 12, 2005. In addition, notice of any proposal that a shareholder wishes to propose for consideration at the 2006 Annual Meeting of Shareholders, but does not seek to include in the Company’s 2006 Proxy Statement pursuant to Rule 14a-8, must be delivered to the Company no later than February 26, 2006 if the proposing shareholder wishes for the Company to describe the nature of the proposal in its 2006 Proxy Statement as a condition to exercising its discretionary authority to vote proxies on the proposal. Any shareholder proposals or notices submitted to the Company in connection with the 2006 Annual Meeting of Shareholders should be addressed to: Edward A. Stokx, Secretary, PS Business Parks, Inc., 701 Western Avenue, Glendale, California 91201-2349.

OTHER MATTERS

The management of the Company does not intend to bring any other matter before the meeting and knows of no other matters that are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying Proxy and the Trustee will vote the shares represented by the Proxy in accordance with their best judgment on such matters.

You are urged to vote the accompanying Proxy and sign, date and return it in the enclosed stamped envelope at your earliest convenience, whether or not you currently plan to attend the meeting in person.

By Order of the Board of Directors

Edward A. Stokx, Secretary

Glendale, California

April 5, 2005

Exhibit A

PS BUSINESS PARKS, INC.

CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Adopted by the Board of Directors on February 28, 2005

1. The Audit Committee of the Board of Directors (the “Board”) shall consist of at least three members, as determined by the Board, each of whom shall (1) be “independent” as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “Commission”) and the requirements of the national securities exchange or national quotations system on which the securities of the Company are listed or quoted (the “Exchange Requirements”) and (2) meet the other requirements of the Exchange Act and the Commission and the Exchange Requirements. At least one member shall be an “audit committee financial expert” as defined in the rules and regulations of the Commission and any similar Exchange Requirements. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board has determined that such simultaneous service would not impair the ability of that member to effectively serve on the Company’s Audit Committee.

2. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of the effectiveness of the accounting and financial reporting processes of the Company and audits of its financial statements, including:

•	the integrity of the Company’s financial statements,

•	the Company’s compliance with legal and regulatory requirements,

•	the independent registered public accountants’ qualifications, independence and performance and

•	the scope and results of internal audits, the Company’s internal controls over financial reporting and the performance of the Company’s internal audit function.

The Audit Committee shall also prepare the report that the Commission’s rules require be included in the Company’s annual proxy statement.

The Audit Committee however is not responsible for planning or conducting audits or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accountants or management, respectively.

3. To carry out its purpose, the Audit Committee shall have the following duties and responsibilities:

Relationship with Independent Registered Public Accountants

•	to retain an independent “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent registered public accountants, provide for the compensation of the independent registered public accountants, oversee the work of any accounting firm employed by the Company (including resolution of any disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, evaluate the performance of the independent registered public accountants and, if so determined by the Audit Committee, replace the independent registered public accountants, it being acknowledged that the independent registered public accountants are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders;

•	to obtain and review, at least annually, a report by the independent registered public accountants describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent registered public accountants and the Company;

•	to evaluate, at least annually, the independent registered public accountants’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent registered public accountants, and consider whether, in order to assure continuing independence, there should be regular rotation of the independent registered public accountants;

•	to set hiring policies for employees or former employees of the independent registered public accountants;

•	to approve, in advance of their performance, all audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including tax services) to be provided to the Company by its independent registered public accountants, provided that the Audit Committee shall not approve any of the following non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption: (a) bookkeeping or other services related to the accounting records or financial statements of the Company; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible;

Financial Statements and Disclosure Matters

•	to ensure the receipt of, and evaluate the written disclosures and the letter that the independent registered public accountants submits to the Audit Committee regarding the independent registered public accountants’ independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the independent registered public accountants, oversee the independence of the independent registered public accountants and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation;

•	to meet with management and the independent registered public accountants to review and discuss the annual financial statements and the report of the independent registered public accountants thereon (including (i) discussion of any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (PCAOB) and (ii) review of the specific disclosures under management’s discussion and analysis of financial condition and results of operations), and to review any significant problems or difficulties encountered in the course of the audit work, including: restrictions on the scope of activities; access to requested information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; the appropriateness of the presentation of any pro forma financial information included in any report filed with the Commission or in any public disclosure or release, and disclosures made in management’s discussion and analysis of financial condition and results of operations;

•	to meet with management and the independent registered public accountants to review and discuss the Company’s quarterly financial statements to be included in the Form 10-Q (including (i) discussion of any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the PCAOB and (ii) review of the specific disclosures under management’s discussion and analysis of financial condition and results of operations) prior to filing and preferably prior to the public announcement of quarterly financial results;

•	to discuss generally earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and any earnings guidance provided to analysts and rating agencies;

•	to instruct the independent registered public accountants to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accountants, and other material written communications between the independent registered public accountants and management, such as any management letter or schedule of unadjusted differences;

•	following such review and discussions, if so determined by the Audit Committee, to recommend to the Board that the annual financial statements be included in the Company’s Annual Report on Form 10-K;

•	to review and discuss major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, analyses prepared by management and/or the independent registered public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

•	to instruct the independent registered public accountants and the internal auditors to advise the Committee if there are any subjects that require special attention;

•	to review any disclosures made to the Audit Committee by the Company’s CEO and CFO as required in their certifications included in Form 10-Q and Form 10-K about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud that involves management or other employees who have a significant role in its internal controls;

•	to review the management letter delivered by the independent registered public accountants in connection with the audit;

General Oversight

•	to review and discuss guidelines and policies with respect to risk assessment and management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	to meet periodically with management, the internal auditor and the independent registered public accountants in separate executive sessions;

•	to obtain and review periodic reports on the internal auditor’s significant recommendations to management and management’s responses;

•	to review and discuss with the independent registered public accountants the responsibilities, budget and staffing of the Company’s internal audit function;

•	to conduct or authorize such inquiries into matters within the Audit Committee’s scope of its duties as the Audit Committee deems appropriate;

•	to establish procedures for receipt, retention and treatment of any complaints received by the Company regarding its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	to review and approve all related party transactions unless approved by the Board (with the interested directors abstaining) or by another independent committee of the Board;

•	to perform such other functions as assigned by law, the Company’s bylaws or the Board; and

•	to make reports of its activities to the Board on a regular basis, including reporting its conclusions with respect to the independence of the independent registered public accountants, and reviewing with the Board any issues that arise with respect to the quality or integrity of the financial statements, the Company’s compliance with legal or regulatory requirements, the performance of the independent registered public accountants or the performance of the internal audit function, and make such recommendations with respect to such matters as the Audit Committee may deem necessary or appropriate.

4. The members of the Audit Committee shall be appointed by the Board on recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be replaced by the Board. A chair shall be appointed by the Board or by the Audit Committee.

5. The Audit Committee shall meet at least quarterly and as often as deemed necessary to fulfill its responsibilities. The Audit Committee shall act by majority vote of its members. Minutes of meetings of the Audit Committee shall be kept and copies provided to the Board.

6. The Audit Committee shall meet regularly with the financial officers of the Company, the independent registered public accountants, the internal auditor and such other officers of the Company as it deems appropriate.

7. The Audit Committee shall have the resources and authority appropriate to carry out its duties, including the authority to engage independent counsel and other advisors and to cause the officers of the Company to provide such funding as it determines is appropriate for payment of compensation to the independent registered public accountants, independent counsel and any other advisors employed by the Audit Committee. Any payment or commitment, other than in respect of the Company’s independent registered public accountants, that involves $50,000 or more shall require prior approval of the Board.

8. The Audit Committee may delegate to a designated member or members the authority to approve, as required by Section 10A(i) of the Exchange Act, any audit and non-audit services to be provided to the Company by its independent registered public accountants, so long as any such approvals are disclosed to the Audit Committee at its next scheduled meeting.

9. The Audit Committee shall, at least annually, evaluate its performance, review and reassess this Charter, and recommend any changes in this Charter to the Board.

PROXY/INSTRUCTION CARD

PS BUSINESS PARKS, INC.

701 Western Avenue

Glendale, California 91201-2349

This Proxy/Instruction Card is Solicited on Behalf of the Board of Directors

The undersigned, a record holder of Common Stock of PS Business Parks, Inc. and/or a participant in the PS 401(k)/Profit Sharing Plan (the “401(k) Plan”), hereby (i) appoints Ronald L. Havner, Jr. and Joseph D. Russell, Jr., or either of them, with power of substitution, as Proxies, to appear and vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on March 23, 2005, at the Annual Meeting of Shareholders to be held on May 3, 2005 (the “Annual Meeting”), and any adjournments thereof, and/or (ii) authorizes and directs the trustee of the 401(k) Plan (the “Trustee”) to vote or execute proxies to vote, as instructed on the reverse side, all the shares of Common Stock credited to the undersigned’s account under the 401(k) Plan on March 23, 2005, at the Annual Meeting and any adjournments thereof. In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

THE PROXIES AND/OR THE TRUSTEE WILL VOTE ALL SHARES OF COMMON STOCK TO WHICH THIS PROXY/INSTRUCTION CARD RELATES, IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK HELD OF RECORD BY THE UNDERSIGNED, THE PROXIES WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE AND IN FAVOR OF PROPOSAL 2. IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK CREDITED TO THE UNDERSIGNED’S ACCOUNT UNDER THE 401(k) PLAN, THE TRUSTEE WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE AND IN FAVOR OF PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY AND ALL OF THE NOMINEES FOR ELECTION FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

(continued and to be signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE. ☒

1.

Election of Directors

FOR

WITHHELD

NOMINEES:

ALL

AUTHORITY FOR

Ronald L. Havner, Jr.

NOMINEES

ALL NOMINEES

Joseph D. Russell, Jr.

Harvey Lenkin

Vern O. Curtis

FOR ALL EXCEPT (see instructions below)

Arthur M. Friedman

James H. Kropp

Alan K. Pribble

Jack D. Steele

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

2. Ratification of appointment of Ernst & Young, independent registered public accountants, to audit the accounts of PS Business Parks, Inc. for the fiscal year ending December 31, 2005.

FOR AGAINST ABSTAIN

3. Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 5, 2005.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038.

Signature of Shareholder              Date

Signature of Shareholder              Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.